Income Taxes - Summary of Net Deferred Tax Asset (Detail) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Start-up/Organization costs	$ 300,424	$ 2,113
Net operating loss carryforwards	0	190
Total deferred tax assets	300,424	2,303
Valuation allowance	(300,424)	(2,303)
Deferred tax asset, net of allowance	$ 0	$ 0